UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 28, 2005

_____________________________________________________________

LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

_____________________________________________________________

Commission File Number 1-6227

Delaware                                       42-0823980
        (State of Incorporation)        (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Contract.

On September 28, 2005, Lee Enterprises, Incorporated (the “Company”) entered into an Executive Resignation Agreement with Michael E. Phelps, Vice-President – Publishing, relating to the terms of his resignation of employment from the Company and its affiliates. The agreement confirms that Mr. Phelps’ employment with the Company will terminate on November 14, 2005. In exchange, Mr. Phelps has agreed not to compete with the Company, prior to November 14, 2006, within a specified radius of any of the Company’s daily newspapers. The agreement contains covenants regarding Mr. Phelps’ use or disclosure of confidential information and the hiring, prior to November 14, 2006, of any employee of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: October 3, 2005	By: /s/Carl G. Schmidt
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer